                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12


--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

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               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 29, 2001
                               -----------------

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Thursday, March 29, 2001 commencing at
2:00 p.m., New York City time. The purpose of the meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        (1) To elect three (3) directors of the Fund.

    The close of business on February 21, 2001 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about March 6, 2001.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro

                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 6, 2001
New York, New York

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 29, 2001
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, 16th Floor, New York, New York 10017 on Thursday, March 29, 2001 (commencing at 2:00 p.m.) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $5,000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 6, 2001.

    The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 575 Lexington Avenue, 9th Floor, New York, New York 10022.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended November 30, 2000 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director and in accordance with the judgment of the persons named in the proxy on any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 21, 2001, there were 12,684,535 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:
    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    --allow sufficient time for the Proxy to be received and processed on or before 2:00 p.m. on March 29, 2001.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The only proposal to be submitted at the Meeting by the Fund will be the election of three (3) directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Dr. Enrique R. Arzac and James J. Cattano, directors whose current terms expire on the date of this Meeting, have been nominated for a three-year term to expire at the 2004 Annual Meeting of Shareholders. Messrs. Arzac and Cattano currently serve as directors of the Fund. Dr. Arzac has been a member of the Board of Directors since 1996, and Mr. Cattano has served as a director since 1993. James P. McCaughan was elected as a Director of the Fund at a meeting of the Board of Directors held on February 9, 2001 for a one-year term to expire at the 2002 Annual Meeting of Shareholders subject to his election by the shareholders at this meeting.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each director named below who is deemed an "interested person" of the

Fund, as defined in the 1940 Act, is indicated by an asterisk. Messrs. McCaughan, Priest and Watt are interested persons of the Fund by virtue of their current or former positions as directors and/or officers of CSAM.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the 2001 annual meeting, and the officers and directors of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of the Fund as a group owns less than one percent of the outstanding Shares of the Fund.

                                                                                                            MEMBERSHIPS ON
                                                                                                            BOARDS OF OTHER
                                         SHARES                                         LENGTH OF SERVICE     REGISTERED
                                      BENEFICIALLY                                       AS DIRECTOR AND      INVESTMENT
                                        OWNED ON        CURRENT PRINCIPAL OCCUPATION         TERM OF         COMPANIES AND
                                      FEBRUARY 21,        AND PRINCIPAL EMPLOYMENT        MEMBERSHIP ON      PUBLICLY HELD
            NAME (AGE)                    2001           DURING THE PAST FIVE YEARS     BOARD OF THE FUND      COMPANIES
-----------------------------------   ------------    --------------------------------  -----------------   ---------------
Dr. Enrique R. Arzac (59)                     1,657   Professor of Finance and          Since 1996; cur-   Director of seven
  Columbia University                                 Economics, Graduate School of     rent term ends at  other CSAM-
  Graduate School of                                  Business, Columbia University     the 2001 annual    advised
   Business                                           (1971-present).                   meeting.           investment
  New York, NY 10027                                                                                       companies; Direc-
                                                                                                           tor of The Adams
                                                                                                           Express Company;
                                                                                                           Director of
                                                                                                           Petroleum and
                                                                                                           Resources Corpo-
                                                                                                           ration.

James J. Cattano (57) .............             758   President, Primary Resource Inc.  Since 1993; cur-   Director of three
  55 Old Field Point Road                             (an international trading and     rent term ends at  other CSAM-
  Greenwich, CT 06830                                 manufacturing company             the 2001 annual    advised
                                                      specializing in the sale of       meeting.           investment
                                                      agricultural commodities                             companies.
                                                      throughout Latin American
                                                      markets) (10/96-present);
                                                      President, Atlantic Fertilizer &
                                                      Chemical Company (an
                                                      international trading company
                                                      specializing in the sale of
                                                      agricultural commodities in
                                                      Latin American markets)
                                                      (10/91-10/96).

George W. Landau (81) .............           3,272   Senior Advisor, Latin America     Since 1993; cur-   Director of four
  Two Grove Isle Drive                                Group, The Coca-Cola Company      rent term ends at  other CSAM-
  Coconut Grove, FL 33133                             (1988-present).                   the 2003 annual    advised invest-
                                                                                        meeting.           ment companies;
                                                                                                           Director of Emi-
                                                                                                           grant Savings
                                                                                                           Bank; Director of
                                                                                                           GAM Funds, Inc.

                                                                                                            MEMBERSHIPS ON
                                                                                                            BOARDS OF OTHER
                                         SHARES                                         LENGTH OF SERVICE     REGISTERED
                                      BENEFICIALLY                                       AS DIRECTOR AND      INVESTMENT
                                        OWNED ON        CURRENT PRINCIPAL OCCUPATION         TERM OF         COMPANIES AND
                                      FEBRUARY 21,        AND PRINCIPAL EMPLOYMENT        MEMBERSHIP ON      PUBLICLY HELD
            NAME (AGE)                    2001           DURING THE PAST FIVE YEARS     BOARD OF THE FUND      COMPANIES
-----------------------------------   ------------    --------------------------------  -----------------   ---------------
James P. McCaughan* (47)                          0   Chief Executive Officer,          Since February 9,  Director of six
  466 Lexington Avenue                                Managing Director and Chairman    2001; current      other CSAM-
  New York, NY 10017                                  of the Management Committee of    term ends at 2002  advised invest-
                                                      CSAM; President and Chief         annual meeting.    ment companies
                                                      Operating Officer of Oppenheimer
                                                      Capital from April 1998 to
                                                      December 1999; President and
                                                      Chief Executive Officer of UBS
                                                      Asset Management (New York) from
                                                      October 1996 to March 1998;
                                                      Functional Advisor,
                                                      Institutional Asset Management
                                                      of Union Bank of Switzerland,
                                                      Zurich from September 1994 to
                                                      October 1996.

William W. Priest, Jr.* (59)                    500   Chairman and Managing Director    Since 1997; cur-   Director of
  466 Lexington Avenue                                of CSAM (5/00-2/01); Chief        rent term ends at  fifty- six other
  New York, NY 10017                                  Executive Officer and Managing    2002 annual        CSAM- advised
                                                      Director of CSAM (12/90-5/00).    meeting.           investment
                                                                                                           companies.

Martin M. Torino (51) .............               0   Chairman of the Board of Ingenio  Since 1993; cur-   Director of two
  Tau S.A.                                            y Refineria San Martin Del        rent term ends at  other CSAM-
  25 de Mayo 252                                      Tabacal S.A. (8/96-present).      the 2002 annual    advised invest-
  1002 Buenos Aires, Argentina                                                          meeting.           ment companies.

Richard W. Watt* (42) .............          4,018+   Managing Director of CSAM         Since 1995; cur-   Director of four
  466 Lexington Avenue                                (7/96-present); Senior Vice       rent term ends at  other CSAM-
  New York, NY 10017                                  President of CSAM (8/95-7/96).    the 2003 annual    advised invest-
                                                                                        meeting.           ment companies.

All directors and executive
  officers (11 persons, including
  the foregoing) as a group........          10,526

----------------
+Includes 1,860 shares held by members of Mr. Watt's family.

    During the fiscal year ended November 30, 2000, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended November 30, 2000 to all such unaffiliated directors was $39,000. For the fiscal year beginning December 1, 2000, each director entitled to a fee from the Fund will receive fifty percent of his annual fee in the form of Fund shares purchased in the open market on his behalf.

    During the fiscal year ended November 30, 2000, the Board convened nine times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a Director.

    The Board has an Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund's Board (a copy of which is included in Appendix A), the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended November 30, 2000. The Audit Committee has also met with the Fund's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required under SAS 61 including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2000 Annual Report to Shareholders for the period ended November 30, 2000 and be mailed to Shareholders and filed with the Securities and Exchange Commission (the "SEC").

    Messrs. Arzac, Cattano, Landau and Torino constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee met once during the fiscal year ended November 30, 2000. Messrs. Arzac, Cattano, Landau and Torino also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committee did not meet during the fiscal year ended November 30, 2000. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee.

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") and
Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the Securities and Exchange Commission, the New York Stock

Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended November 30, 2000, all filing requirements applicable to such persons were complied with except that a Form 5 reporting the issuance of shares of the Fund upon the merger of the Fund (formerly, The Emerging Markets Infrastructure Fund, Inc.) with The Emerging Markets Telecommunications Fund, Inc. was not timely filed by each of Dr. Arzac and Messrs. Cattano, Landau, Priest and Watt.

    The following table shows certain information about executive officers of the Fund other than Messrs. McCaughan and Watt, who are described above. Mr. McCaughan is Chairman of the Board of the Fund and was appointed to such position on February 9, 2001. Mr. Watt is President and Chief Investment Officer of the Fund. Mr. Watt was appointed to his positions on February 11, 1997, having previously served as Executive Vice President and Investment Officer of the Fund since August 15, 1995. Mr. Aranowicz was elected Investment Officer of the Fund on November 9, 1999. Mr. Hrabchak was elected Investment Officer of the Fund on November 4, 1997. Mr. Liebes was elected Senior Vice President of the Fund on August 12, 1997. Mr. Pignataro has served in his position since the Fund commenced operations in December 1993. Each officer of the Fund will hold office until a successor has been elected by the Board.

                                                            SHARES
                                                         BENEFICIALLY
                                                           OWNED ON
             NAME                        AGE           FEBRUARY 21, 2001   POSITION WITH FUND
             ----                -------------------   -----------------   ------------------

Yaroslaw Aranowicz ............                  37              0       Investment Officer
  466 Lexington Avenue
  New York, NY 10017

Robert B. Hrabchak ............                  37              0       Investment Officer
  466 Lexington Avenue
  New York, NY 10017

Hal Liebes ....................                  36            321       Senior Vice President
  466 Lexington Avenue
  New York, NY 10017

Michael A. Pignataro ..........                  41              0       Chief Financial Officer
  466 Lexington Avenue                                                     and Secretary
  New York, NY 10017


                                     CURRENT PRINCIPAL OCCUPATION AND
                                 PRINCIPAL EMPLOYMENT DURING THE PAST FIVE
             NAME                                  YEARS
             ----                -----------------------------------------
Yaroslaw Aranowicz ............  Vice President of CSAM (3/98-present);
  466 Lexington Avenue           Director of Research for Europe and the
  New York, NY 10017             Middle East, Trans-National Research
                                 Corporation (12/95-3/98); Analyst, John
                                 Hancock Financial Services (5/92-6/95).
Robert B. Hrabchak ............  Director of CSAM (1/99-present); Vice
  466 Lexington Avenue           President of CSAM (6/97-1/99); Senior
  New York, NY 10017             Portfolio Manager, Merrill Lynch Asset
                                 Management, Hong-Kong (1/95-5/97).
Hal Liebes ....................  Managing Director of CSAM
  466 Lexington Avenue           (12/99-present); General Counsel of CSAM
  New York, NY 10017             (1/99-present); Senior Vice President and
                                 General Counsel of CSAM (3/97-1/99); Vice
                                 President and Counsel of Lehman Brothers,
                                 Inc. (6/96-3/97); Vice President and
                                 Legal Counsel for CSAM (6/95-6/96).
Michael A. Pignataro ..........  Director of CSAM (1/01-present); Vice
  466 Lexington Avenue           President of CSAM (12/95-12/00).
  New York, NY 10017

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended November 30, 2000. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                            TOTAL
                                              PENSION OR                                  NUMBER OF
                                              RETIREMENT                    TOTAL         BOARDS OF
                                               BENEFITS   ESTIMATED   COMPENSATION FROM     CSAM-
                                              ACCRUED AS    ANNUAL        FUND AND         ADVISED
                                 AGGREGATE     PART OF     BENEFITS     FUND COMPLEX     INVESTMENT
                                COMPENSATION     FUND        UPON          PAID TO        COMPANIES
       NAME OF DIRECTOR          FROM FUND     EXPENSES   RETIREMENT      DIRECTORS        SERVED
       ----------------         ------------  ----------  ----------  -----------------  -----------
Dr. Enrique R. Arzac .........    $10,000           0            0         $74,500            8
James J. Cattano .............    $10,000           0            0         $26,500            4
George W. Landau .............    $ 9,500           0            0         $34,000            5
Martin M. Torino .............    $ 9,500           0            0         $16,500            3

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    At a meeting held on February 9, 2001, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending November 30, 2001. PwC has been the Fund's independent public accountants since the Fund commenced operations in 1993, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

    The following table shows the aggregate fees PricewaterhouseCoopers LLP billed to the Fund and to CSAM for its professional services rendered for the fiscal year ended November 30, 2000.

                                   FUND         CSAM
                                -----------  -----------
Audit Fees                        $46,700    $         0
Financial Information Systems
  Design and Implementation
    Fees                          $     0    $         0
All Other Fees                    $66,000    $2,190,000*

----------------
* Includes $250,000 for attestation services in connection with the Association of Investment Management and Research Performance Presentation Standards ("AIMR"); $35,000 for consulting related to the initial adoption of AIMR.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2002 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 3, 2001. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The Emerging Markets Telecommunications Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

    Any such notice by a shareholder must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2002 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the shares:

                                                               NUMBER OF SHARES     PERCENT
NAME AND ADDRESS                                              BENEFICIALLY OWNED   OF SHARES
----------------                                              ------------------  ------------
Fidelity Management & Research Company* ....................         634,769            5.0%
  82 Devonshire Street
  Boston, MA 02109

--------------

* As stated in Schedule 13G filed with the Securities and Exchange Commission on February 15, 2001.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, TELEPHONE (1-800-293-1232) OR AT THE FUND'S WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER

                            AUDIT COMMITTEE CHARTER
                             CSAM CLOSED-END FUNDS

ORGANIZATION

    The members of the Audit Committee of the Board of Directors ("Directors") of each CSAM-advised closed-end registered investment company (each a "Fund" and together, the "Funds") are selected by the full Board of Directors of the relevant Fund. The members of the Audit Committee shall consist of not less than three persons (except as otherwise provided below) all of whom are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund and who are "independent" within the meaning of the audit committee rules of any securities exchange on which the Fund's shares are listed for trading. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Any Fund that currently has less than three members on its Audit Committee must have three members not later than June 14, 2001. Thereafter, if the number of members on a Fund's Audit Committee falls below three, such Fund shall fill any vacancies within 90 days.

STATEMENT OF POLICY

    Each Fund's Audit Committee oversees the financial reporting process for that Fund. A Fund's Board and its Audit Committee recognize that they are the shareholders' representatives, that the auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Board of Directors and the Audit Committee have the authority and responsibility to select, evaluate and, where appropriate, recommend to shareholders the selection or replacement of the outside auditors.

    Each Fund's Audit Committee shall monitor the process for the Funds' valuation of portfolio assets. This is key to providing shareholders and regulators adequate, meaningful information for decision making. Members of each Fund's Audit Committee must have a general understanding regarding the accounting process and the control structure in place for each Fund. Open communication with management and the independent auditors is essential.

    This Charter shall be reviewed annually by the Board of each Fund.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

    In order to provide reasonable flexibility, the following listed Committee responsibilities are described in broad terms:

    - The Audit Committee's role is clearly one of oversight and review and not of direct management of the audit process. Each Fund's Board and Audit Committee recognize that the outside auditors are ultimately accountable to the Board and the Audit Committee.

    - The Audit Committee members are responsible for a general understanding of the subject Fund's accounting systems and controls.

    - Committee members shall periodically evaluate the independent audit firm's performance and the costs of its services. The Audit Committee will make recommendations to the full Board of Directors regarding the selection of the independent audit firm. The Committee shall request from the independent auditors periodically a formal written statement
      (1) delineating all relationships between the auditors and the Fund, its investment adviser and their corporate affiliates and including disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and
      (2) certifying that, in the view of the auditors, they are independent public accountants with respect to the Fund within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee is responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and for recommending that the full Board take appropriate steps, if any, in response to the auditors' response to satisfy itself of the independence of the auditors.

    - Each Fund's Audit Committee is responsible for reviewing the scope of the audit proposed by the Fund's independent auditors.

    - Each Fund's Audit Committee is responsible for recording minutes of its meetings and reporting significant matters to the full Board of Directors. The Audit Committee shall meet no less frequently than annually and receive information (as necessary) from, among others, the general counsel of Credit Suisse Asset Management, LLC and Fund counsel, in addition to the auditors, in order to be informed about legal and accounting issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

    - Each Fund's Audit Committee is responsible for (i) reviewing and discussing with management and the auditors the Fund's audited financial statements; and (ii) discussing with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee shall confirm that the independent auditors are satisfied with the disclosure and content of the Fund's audited financial statements and shall advise the Board of Directors with respect to its recommendation as to the inclusion of the Fund's audited financial statements in its Annual Report to Shareholders.

    - In reviewing the activities of the independent auditors, each Fund's Audit Committee shall consider the auditors' comments with respect to the appropriateness and adequacy of the Fund's accounting policies, procedures and principles.

    - The Audit Committee should take appropriate steps to keep apprised of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

    - The Audit Committee of each Fund shall review and reassess the adequacy of this Charter on an annual basis.

                                                THE EMERGING MARKETS
                                                 TELECOMMUNICATIONS
                                                     FUND, INC.

                 ---------------------------------------------------------------

3018-PS-01

                          THE EMERGING MARKETS
                       TELECOMMUNICATIONS FUND, INC.

                                 PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P
    The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro
R as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse
O side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares
X of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders on
Y   Thursday, March 29, 2001, and at any adjournments thereof.



SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
   SIDE                                                            SIDE

/X/     Please mark
        votes as in
        this example

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1.

  1--ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

     Nominees:  (1) Dr. Enrique R. Arzac (three year term)      MARK HERE
                (2) James J. Cattano (three year term)          FOR ADDRESS   / /
                (3) James P. McCaughan (one year term)          CHANGE AND
                                                                NOTE BELOW

      / / FOR all nominees listed above (except as marked to the contrary above)
      / / WITHHOLD AUTHORITY to vote for all nominees listed above
      (Instruction: To withhold authority for any individual nominee, strike a line through such individual's name above.)



                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                                                       USING THE ENCLOSED ENVELOPE.

                                                       Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                                                       If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name  by authorized person.



Signature: _______________________ Date:_______________ Signature: _____________________________ Date:_______________